(ICON)

Prudential
20/20 Focus
Fund

SEMI
ANNUAL
REPORT
July 31, 1998

(LOGO)

Prudential 20/20 Focus Fund

Performance At A Glance.
Our Fund's inception at the beginning of July came just two weeks before the S&P 500 Index peaked. Through the rest of the month, and continuing afterwards, prices of most stocks fell. The stocks that continued to rise were almost all growth stocks.
The growth stocks in our portfolio performed particularly well, keeping our return above the Lipper average of comparable funds. However, it is important to keep in mind that this is only one month's return, and short-term results can be very unrepresentative of long-term performance. In addition, the impact of sales charges appears larger when it is not diluted by a full six-month return.

Cumulative Total Returns1                      As of 7/31/98
                         Since                   Since
                      Inception2              Inception2
                 (Without Sales Charge)   (With Sales Charge)
Class A                 -1.20%                   -6.14%
Class B                 -1.40                    -6.40
Class C                 -1.40                    -2.40
Class Z                 -1.30                    -1.30
Lipper Growth
  Fund Average3         -3.24                      N/A


Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1Source: Prudential Investments Fund Management and Lipper Analytical Services. The Fund charges a maximum front-end sales load of 5% for Class A shares and a declining contingent deferred sales charge
(CDSC) of 5%, 4%, 3%, 2%, 1% and 1% for six years for Class B shares. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares have a 1% CDSC for one year. Class Z shares are not subject to a sales charge or distribution fee.

2Inception dates: Class A, B, C, and Z, 7/1/98.

3The Lipper Since Inception returns are for all funds in each share class in the Growth Fund category.

How Investments Compared.
   (As of 7/31/98)
       (CHART)

Source: Lipper Analytical Services. Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different -- we provide 12-month total returns for several Lipper mutual fund categories to show you that reaching for higher returns means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've included historical 20-year average annual returns.
These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal. Investors have received higher historical total returns from stocks than from most other investments. Smaller capitalization stocks offer greater potential for long-term growth but may be more volatile than larger capitalization stocks.

General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate (sometimes significantly) and their returns have been historically lower than those of stock funds.

General Municipal Debt Funds invest in bonds issued by state governments, state agencies and/or municipalities. This investment provides income that is usually exempt from federal and state income taxes.

U.S. Taxable Money Funds attempt to preserve a constant share value; they don't fluctuate much in price but, historically, their returns have been generally among the lowest of the major investment categories.

(PICTURE)                   (PICTURE)
Tom Jackson                 Sig Segalas

Portfolio
Managers' Report
The Prudential 20/20 Focus Fund investment managers each invest primarily in up to 20 stocks, which are selected for their strong potential for long-term capital growth. Tom Jackson looks for bargains. He uses a strict value investment style to buy stocks whose prices he believes are too low given their underlying earnings, assets, cash flow, and dividends. Spiros "Sig" Segalas uses a growth investment style, concentrating on stocks of established companies that he believes will have superior absolute and relative earnings growth. There can be no assurance that the Fund's investment objective will be achieved.

Contrasting Styles.
Over the past few years, many stocks had become very expensive compared with historical norms. As the market approached its recent peaks, investors became increasingly concerned about the economic outlook, so they concentrated on a few growth companies believed to be largely immune to economic dislocations. Almost all other stocks declined as investors became more risk averse. Sig Segalas' investment style focuses on those growth stocks. Tom Jackson, on the other hand, concentrates on the neglected bargains, trading greater near-term predictability for low prices.

Strategy Session.
Value Versus Growth In Healthcare.
Our 20/20 Focus Fund's managers select each stock individually, rather than target sectors or industries. Today, however, both of our managers hold several healthcare companies in their concentrated portfolios. We expect the healthcare sector (in consumer growth) to expand rapidly because the average age of the populations of the world's major industrial nations is expected to increase dramatically and healthcare spending rises sharply with age. But Sig Segalas focused on drug companies, while Tom Jackson focused on HMOs and hospital managers. Why?

Both managers look for companies that are likely to increase their earnings and both want to buy good value for their investment dollar. But growth managers look among the most rapidly growing companies for those with the best long-term prospects and reasonable stock prices, while value managers look among neglected and inexpensive companies for those with the best earnings growth prospects or asset values for the dollar.

Sig Segalas: Drug companies with well-positioned product lines are particularly attractive because the source of their earnings over the next year or two is clear. We attempt to identify the most promising companies by their pipelines of products in development, as well as by their product mix. We own Warner-Lambert, Schering Plough, Monsanto (which has been bought by the drug company, American Home Products), and Eli Lilly because they all have excellent management, tight expense controls, and strong product pipelines.

Tom Jackson: Competitive pressure as well as slow-growing reimbursements from Medicare and Medicaid have held down HMO revenues while their costs have been rising. Even though demand for medical services is growing rapidly, HMO companies are priced like slow-growing insurance companies. For example, by late August, some HMO and hospital stocks were trading between 10 and 13 times next year's projected earnings, even though they are likely to continue to grow 10% to 15% a year. We believe their pricing power is going to increase.

We bought the two largest hospital companies in the United States
(Columbia HCA and Tenet) and a major HMO (Well Point) at bargain prices.


      Portfolio Composition.
Sectors expressed as a percentage of
  total net assets as of 7/31/98.
            (PIE CHART)

What Went Well.
Growth Holdings Did Well.

Although past performance never is a sure indicator of future results, performance over one month is even less reliable than a long track record. Nonetheless, we are pleased that our return was above average. Our growth holdings benefited from dynamic changes in the finance and technology industries. Even before its announced merger with Travelers, Citicorp was well on the way to becoming the leading global bank, but it will be even stronger after the merger. It is our second largest growth holding and a major contributor to our return. (August's market turmoil hit financial stocks hard, but we are comfortable with Citi's long-term prospects.) We also benefited from WorldCom's proposal to acquire MCI. It will become the first
U.S. company since the breakup of AT&T to offer long-distance and local telephone service on its own lines.

And Not So Well.
Earnings Setbacks.

July's market decline affected some of our holdings particularly strongly, such as Dillards, the department store company. We believe a serious economic slowdown is unlikely and that Dillards is a good value at a low multiple of its earnings. Furthermore, our two integrated oil companies, Atlantic Richfield and Elf Acquitaine, are suffering from a large oversupply of oil. Despite earnings setbacks, our holdings are selling so inexpensively that they would provide a good earnings yield -- annual earnings per dollar of stock price -- even if the United States has a recession. AMP, which makes electronic components, fell sharply in July, but more than regained its value early in August when AlliedSignal made a takeover offer.

Looking Ahead.
We believe most investors are afraid that the United States will slide into an economic recession, and so they are very strongly favoring companies with a history of stable earnings growth. We think the fears are unjustified. Consumer purchases, which have been driving recent economic expansion, continue to be high. Consumer confidence and employment are strong and inflation low. We expect our growth stocks to continue to do well, while our inexpensively acquired value companies will have strong earnings that should eventually be recognized by other investors.

Five Largest Holdings In The...

 ...Value Portfolio
2.6%   Tenet Healthcare
       Healthcare
2.5%   Compaq Computer
       Computers
2.5%   Loews
       Diversified Consumer
       Products
2.5%   Columbia HCA Healthcare
       Healthcare
2.5%   AMP
       Electronics

 ...Growth Portfolio

4.3%   WorldCom, Inc.
       Telecommunications
4.2%   Citicorp
       Banking
3.7%   Chase Manhattan
       Banking
3.5%   Cisco Systems
       Networking
3.5%   Warner-Lambert
       Pharmaceuticals

Expressed as a percentage of net assets as of 7/31/98.

Two Managers, One Goal: Performance.
Tom Jackson and Sig Segalas discuss their differing investment styles.

Q. What's the relationship between you as co-managers?

A. Sig Segalas: It's odd to think of us as co-managers because we have such different styles. We each manage our portion of the portfolio in our own way. The Fund's strategy is to benefit from the diversification of these two very different investment styles.

   Tom Jackson: Historically, value investing and growth investing have had above-average performance at different times, but investors who stuck to one investment discipline did better than those who tried to switch between them. So our strategy is to combine portfolios managed by a strict value manager and a strict growth manager. We hoped that a portfolio holding the best of each style would have superior performance and a smoother return over time than one holding just one style.

Q. Within your style, what characterizes your personal approach?

A. Sig Segalas: Companies whose earnings grow much faster than average tend, over time, to have superior stock returns. To find above-average earnings growth, I prefer companies with a competitive advantage in technology, distribution, or brand name. I have over 38 years of experience in assessing a company's performance potential. While I focus on growth, however, I try to buy it at a reasonable price.

   Tom Jackson: Some companies are inexpensive because they are poor businesses. I try to buy good companies whose stocks are selling at unreasonably low prices because of an identifiable problem. I have to assess whether that problem can be solved or reduced in a reasonable time frame. I want a company whose long-term prospects aren't appreciated and that is temporarily underpriced, not permanently. Although I start with a quantitative selection of bargain-priced stocks, I also have to make a qualitative decision about how their business prospects will play out. My 31 years of investment experience go into those judgments.

Prudential
        20
           20
             Focus Fund

Managing Expectations.

President's Letter                          September 8, 1998

Dear Shareholder:
For nearly eight years we've enjoyed above-average, double-digit returns from stocks -- a bull market of unprecedented duration. As a result, many of us have grown accustomed to seeing the Dow Jones Industrial Average, the S&P 500 and other market indexes set new records. That's why the fluctuations normally seen in financial markets may take investors by surprise.

Although the media have given ample coverage to the factors that have caused concern in 1998, we'd like to remind you that there is also good news to report: the U.S. economy is healthy and continues to grow. Inflation remains subdued and employment is strong.

Even with a sound economy, it isn't easy to maintain your investment discipline when the market is fluctuating. Here are some thoughts that may help:

--Manage Your Expectations. Experienced mutual fund investors understand that financial markets rise and fall. Over time, however, stocks and bonds have produced attractive returns that have kept ahead of inflation.

-- Don't Invest Emotionally. If you have long-term (several years or longer) investment goals, it may be counterproductive to sell an investment in reaction to short-term market fluctuation. Over the course of several years, it's not unusual for stocks and bonds to experience several periods of market uncertainty.

-- Diversification Lessens Risk. Market sectors seldom move in tandem.
A well-diversified portfolio that includes stock, bond, and money market mutual funds can lessen the effects of market volatility over time.

-- We're On Your Side. Your Prudential professional can help you understand what's happening in the markets. He or she can assist you in making informed decisions based upon a thorough knowledge of your financial needs and long-term goals. Call your Prudential professional today.

Thank you for your continued confidence in Prudential mutual funds. We'll do everything we can to keep you informed and to earn your trust.

Sincerely,

Brian M. Storms
President, Prudential Mutual Funds & Annuities

Portfolio of Investments as of
July 31, 1998 (Unaudited)          PRUDENTIAL 20/20 FOCUS FUND
------------------------------------------------------------

Shares      Description                     Value (Note 1)
    -----------------------------------------------------------
LONG-TERM INVESTMENTS--94.0%
COMMON STOCKS--94.0%
-----------------------------------------------------------
Aerospace/Defense--0.7%
   91,500   Boeing Co.                             $  3,551,344
------------------------------------------------------------
Automobiles & Trucks--2.3%
3,353,000   Lucas Varity PLC                         11,721,057
------------------------------------------------------------
Banks & Financial Services--12.5%
  245,800   Chase Manhattan Corp.                    18,588,625
  124,100   Citicorp                                 21,097,000
  115,400   Merrill Lynch & Co., Inc.                11,251,500
   94,000   Morgan (J.P.) & Co., Inc.                11,844,000
                                                   ------------
                                                     62,781,125
------------------------------------------------------------
Chemicals--5.9%
  213,000   Eastman Chemical Co.                     12,087,750
  310,800   Monsanto Co.                             17,599,050
                                                   ------------
                                                     29,686,800
------------------------------------------------------------
Computer Hardware--6.0%
  388,000   Compaq Computer Corp.(a)                 12,755,500
  322,500   Compuware Corp.(a)                       17,354,531
                                                   ------------
                                                     30,110,031
------------------------------------------------------------
Computer Services--3.1%
  584,300   Oracle Systems Corp.(a)                  15,483,950
------------------------------------------------------------
Diversified Consumer Products--7.1%
  772,000   Freeport-McMoRan Copper & Gold Inc.      10,952,750
  155,000   Loews Corp.                              12,496,875
  279,000   Philip Morris Co., Inc.                  12,223,688
                                                   ------------
                                                     35,673,313
Electronics--2.4%
  421,000   AMP, Inc.                              $ 12,366,875
------------------------------------------------------------
Electronic Components--2.8%
  242,500   Texas Instruments, Inc.                  14,383,281
------------------------------------------------------------
Forest Products--4.8%
  403,000   Mead Corp.                               12,115,188
  236,000   Temple-Inland, Inc.                      12,286,750
                                                   ------------
                                                     24,401,938
------------------------------------------------------------
Healthcare--7.4%
  437,000   Columbia/HCA Healthcare Corp.            12,454,500
  439,000   Tenet Healthcare Corp.(a)                13,142,562
  193,000   Wellpoint Health Networks Inc.           11,833,313
                                                   ------------
                                                     37,430,375
------------------------------------------------------------
Hotels--1.1%
  218,000   Hilton Hotels Corp.                       5,490,875
------------------------------------------------------------
Insurance--2.3%
  255,400   SAFECO Corp.                             11,508,962
------------------------------------------------------------
Networking--6.1%
  295,300   Ascend Communications, Inc.(a)           13,131,622
  185,000   Cisco Systems, Inc.(a)                   17,713,750
                                                   ------------
                                                     30,845,372
------------------------------------------------------------
Oil & Gas Exploration/Production--4.8%
  177,000   Atlantic Richfield Co.                   11,991,750
  186,000   Societe Nationale Elf Aquitaine
              (ADR) (France)                         12,066,750
                                                   ------------
                                                     24,058,500

--------------------------------------------------------------------------------
See Notes to Financial Statements.     4

Portfolio of Investments as
of July 31, 1998 (Unaudited)          PRUDENTIAL 20/20 FOCUS FUND
------------------------------------------------------------

Shares       Description                     Value (Note 1)
     -----------------------------------------------------------
Pharmaceuticals--10.0%
  237,500   Eli Lilly & Co.                        $ 15,971,875
  171,500   Schering Plough Corp.                    16,592,625
  234,200   Warner-Lambert Co.                       17,696,737
                                                   ------------
                                                     50,261,237
------------------------------------------------------------
Restaurants--2.8%
  211,600   McDonald's Corp.                         14,137,525
------------------------------------------------------------
Retail--2.4%
  354,000   Dillards Department Stores, Inc.         12,168,750
------------------------------------------------------------
Telecommunications--4.3%
  413,900   WorldCom, Inc.(a)                        21,884,963
------------------------------------------------------------
Telecommunications Equipment--3.1%
  208,900   CIENA Corp.(a)                           15,471,656
------------------------------------------------------------
Utilities--2.1%
  291,000   General Public Utilities Corp.           10,403,250
                                                   ------------
            Total long-term investments
              (cost $480,783,065)                   473,821,179
                                                   ------------

Principal
Amount
(000)        Description                     Value (Note 1)
-----------------------------------------------------------
SHORT-TERM INVESTMENTS--13.4%
------------------------------------------------------------
Commercial Paper--2.9%
$  12,000   Chevron USA Inc.
              5.55%, 8/3/98                        $ 12,000,000
    2,801   Ford Motor Credit Corp.
              5.53%, 8/3/98                           2,801,000
                                                   ------------
            Total commercial paper
              (cost $14,801,000)                     14,801,000
------------------------------------------------------------
U.S. Government Agency & Instrumentalities--4.6%
            Federal Home Loan Mortgage Discount
              Notes
   23,000   5.56%, 8/3/98
              (cost $22,992,895)                     22,992,895
------------------------------------------------------------
Repurchase Agreement--5.9%
   29,679   Joint Repurchase Agreement Account,
              5.61%, 8/3/98 (Note 5)
              (cost $29,679,000)                     29,679,000
                                                   ------------
            Total short-term investments
              (cost $67,472,895)                     67,472,895
                                                   ------------
------------------------------------------------------------
Total Investments--107.3%
            (cost $548,255,960; Note 4)             541,294,074
            Liabilities in excess of other
              assets--(7.3%)                        (37,055,434)
                                                   ------------
            Net Assets--100%                       $504,238,640
                                                   ------------
                                                   ------------

---------------
(a) Non-income producing security.
ADR--American Depository Receipt.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     5

Statement of Assets and Liabilities (Unaudited)      PRUDENTIAL 20/20 FOCUS FUND
--------------------------------------------------------------------------------

Assets                                                                                                           July 31, 1998
Investments, at value (cost $518,576,960)...................................................................      $  511,615,074
Joint repurchase account, at value (cost $29,679,000).......................................................          29,679,000
Receivable for Fund shares sold.............................................................................          15,338,716
Dividends and interest receivable...........................................................................             434,033
Prepaid expenses and other assets...........................................................................             143,616
                                                                                                                  --------------
   Total assets.............................................................................................         557,210,439
                                                                                                                  --------------
Liabilities
Bank overdraft..............................................................................................           4,360,168
Payable for investments purchased...........................................................................          47,936,606
Distribution fee payable....................................................................................             316,714
Management fee payable......................................................................................             302,235
Accrued expenses............................................................................................              56,076
                                                                                                                  --------------
   Total liabilities........................................................................................          52,971,799
                                                                                                                  --------------
Net Assets..................................................................................................      $  504,238,640
                                                                                                                  --------------
                                                                                                                  --------------
Net assets were comprised of:
   Shares of beneficial interest, at par....................................................................      $      511,322
   Paid-in capital in excess of par.........................................................................         510,747,755
                                                                                                                  --------------
                                                                                                                     511,259,077
   Undistributed net investment income......................................................................             331,615
   Accumulated net realized loss on investments.............................................................            (393,100)
   Net unrealized depreciation on investments...............................................................          (6,958,952)
                                                                                                                  --------------
Net assets, July 31, 1998...................................................................................      $  504,238,640
                                                                                                                  --------------
                                                                                                                  --------------
Class A:
   Net asset value and redemption price per share
      ($125,945,816 / 12,753,101 shares of beneficial interest issued and outstanding)......................               $9.88
   Maximum sales charge (5.00% of offering price)...........................................................                 .52
                                                                                                                  --------------
   Maximum offering price to public.........................................................................              $10.40
                                                                                                                  --------------
                                                                                                                  --------------
Class B:
   Net asset value, offering price and redemption price per share
      ($302,545,471 / 30,697,958 shares of beneficial interest issued and outstanding)......................               $9.86
                                                                                                                  --------------
                                                                                                                  --------------
Class C:
   Net asset value, offering price and redemption price per share
      ($63,489,292 / 6,439,085 shares of beneficial interest issued and outstanding)........................               $9.86
                                                                                                                  --------------
                                                                                                                  --------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($12,258,061 / 1,242,036 shares of beneficial interest issued and outstanding)........................               $9.87
                                                                                                                  --------------
                                                                                                                  --------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     6

PRUDENTIAL 20/20 FOCUS FUND
Statement of Operations (Unaudited)
------------------------------------------------------------

                                                 July 1, 1998(a)
                                                     Through
Net Investment Income                             July 31, 1998
Income
   Interest...................................     $    655,274
   Dividends..................................          484,978
                                                 ----------------
      Total income............................        1,140,252
                                                 ----------------
Expenses
   Management fee.............................          302,235
   Distribution fee--Class A..................           25,417
   Distribution fee--Class B..................          239,770
   Distribution fee--Class C..................           51,526
   Organizational expenses....................          117,000
   Registration fees..........................           19,000
   Amortization of prepaid offering cost......           12,000
   Reports to shareholders....................           10,000
   Transfer agent's fees and expenses.........           10,000
   Custodian's fees and expenses..............           10,000
   Audit fee and expenses.....................            4,000
   Legal fees and expenses....................            4,000
   Trustees' fees and expenses................            1,000
   Miscellaneous..............................            2,689
                                                 ----------------
      Total expenses..........................          808,637
                                                 ----------------
Net investment income.........................          331,615
                                                 ----------------
Realized and Unrealized Gain/Loss
on Investments and Foreign Currency
Transactions
Net realized gain (loss) on:
   Investment transactions....................         (495,139)
   Foreign currency transactions..............          102,039
                                                 ----------------
                                                       (393,100)
                                                 ----------------
Net change in unrealized depreciation on:
   Investments and foreign currencies.........       (6,958,952)
                                                 ----------------
Net loss on investments.......................       (7,352,052)
                                                 ----------------
Net Decrease in Net Assets
Resulting from Operations.....................     $ (7,020,437)
                                                 ----------------
                                                 ----------------

---------------
(a) Commencement of investment operations

PRUDENTIAL 20/20 FOCUS FUND
Statement of Changes in Net Assets (Unaudited)
                                                  July 1, 1998(a)
Increase in                                           Through
Net Assets                                         July 31, 1998
Operations
   Net investment income........................    $    331,615
   Net realized loss on investments and foreign
      currencies................................        (393,100)
   Net change in unrealized depreciation on
      investments and foreign currencies........      (6,958,952)
                                                  ----------------
   Net decrease in net assets resulting from
      operations................................      (7,020,437)
                                                  ----------------
Fund share transactions (Note 6)
   Proceeds from shares sold....................     518,483,630
   Cost of shares reacquired....................      (7,324,553)
                                                  ----------------
   Net increase in net assets from Fund share
      transactions..............................     511,159,077
                                                  ----------------
Total increase..................................     504,138,640
Net Assets
Beginning of period.............................         100,000
                                                  ----------------
End of period...................................    $504,238,640
                                                  ----------------
                                                  ----------------
(a) Commencement of investment operations.

--------------------------------------------------------------------------------
See Notes to Financial Statements.     7

Notes to Financial Statements (Unaudited)            PRUDENTIAL 20/20 FOCUS FUND
--------------------------------------------------------------------------------
Prudential 20/20 Focus Fund (the 'Fund') is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The investment objective of the Fund is long-term growth of capital. The Fund invests primarily in up to 40 equity securities of U.S. companies that are selected by the Fund's two investment advisers (up to 20 by each) as having strong capital appreciation potential.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Securities Valuation: Investments, including options, traded on a national securities or commodities exchange and Nasdaq National Market equity securities are valued at the last reported sales price on the primary exchange on which they are traded. Securities traded in the over-the-counter market (including securities listed on exchanges whose primary market is believed to be over-the-counter) and listed securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.
In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
All securities are valued as of 4:15 p.m., New York time.
Foreign Currency Translation: The books and records of the Fund are maintained in United States dollars. Foreign currency amounts are translated into United States dollars on the following basis:
(i) market value of investment securities, other assets and liabilities--at the current rate of exchange.
(ii) purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions. Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Dividends and Distributions: Dividends from net investment income are declared and paid semi-annually. The Fund will distribute at least annually net capital gains in excess of capital loss carryforwards, if any. Dividends and distributions are recorded on the ex-dividend date.
Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
Taxes: It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.
Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.
------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadvisers' performance of such services. PIFM has entered into subadvisory agreements with The Prudential Investment Corporation ('PIC') and Jennison Associates LLC ('Jennison'). Each subadviser furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses. Each of the two Subadvisers manages approximately 50% of the assets of the Fund. In general, in order to maintain an approximately equal division of assets between the two Subadvisers, all daily cash inflows (i.e., subscriptions and reinvested distributions) and outflows (i.e., redemptions and expense items) will be divided between the two Subadvisers as PIFM deems it appropriate. In addition, there will be
--------------------------------------------------------------------------------
                                       8

Notes to Financial Statements (Unaudited)            PRUDENTIAL 20/20 FOCUS FUND
--------------------------------------------------------------------------------
periodic rebalancing of each portfolio's assets to take account of market fluctuations in order to maintain the approximately equal allocation. As a consequence, each portfolio will allocate assets from the better performing of the two Subadvisers to the other.
The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .75 of 1% of the Fund's average daily net assets. PIC is reimbursed by PIFM for its reasonable costs and expenses incurred in providing services to a portion of the Fund's assets. Jennison is compensated by PIFM for its services at the rate of .30% of 1% of the Fund's average daily net assets for the portion of such assets that Jennison manages up to and including $300 million and .25% of 1% of such average daily net assets in excess of $300 million.
The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees for Class A, B and C shares are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.
Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Class A, Class B and Class C Plans were .25%, 1% and 1%, respectively, of the average daily net assets of Class A, Class B and Class C shares for the period ended July 31, 1998.
PSI has advised the Fund that it has received approximately $8,117,187 in front-end sales charges resulting from sales of Class A shares during the period ended July 31, 1998. From these fees, PSI paid such sales charges to dealers (PSI and PRUCO Securities Corporation (Prusec)), which in turn paid commissions to salespersons
PIFM, PIMS, PIC and Jennison are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America ('Prudential').
The Fund, along with other affiliated registered investment companies (the 'Funds'), has a credit agreement (the 'Agreement') with an unaffiliated lender. The maximum commitment under the Agreement is $200,000,000. Interest on any such borrowings outstanding will be at market rates. The purpose of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Fund has not borrowed any amounts pursuant to the Agreement during the period ended July 31, 1998. The Funds pay a commitment fee at an annual rate of .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The Agreement expires on December 29, 1998.
------------------------------------------------------------
Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent and during the period ended July 31, 1998, the Fund incurred fees of approximately $10,000 for the services of PMFS. As of July 31, 1998, approximately $10,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.
For the period ended July 31, 1998, Prudential Securities Incorporated, an indirect wholly owned subsidiary of Prudential earned $491,355 in brokerage commissions from portfolio transactions executed on behalf of the Fund.
------------------------------------------------------------
Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the period ended July 31, 1998 aggregated $506,964,616 and $25,686,412, respectively.
The federal income tax basis of the Fund's investments at July 31, 1998 was substantially the same as for financial reporting purposes and, accordingly, net unrealized depreciation for federal income tax purposes was $6,958,952 (gross unrealized appreciation--$10,128,177; gross unrealized depreciation--$17,087,129).
------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Government or federal agency obligations. As of July 31, 1998, the Fund had a 3.9% undivided interest in repurchase agreements in the joint account. The undivided interest for the Fund represented $29,679,000 in principal amount. As of such date, each repurchase agreement in the joint account and the value of the collateral therefor was as follows:
Bear, Stearns & Co., 5.66%, dated 7/31/98, in the principal amount of $175,000,000, repurchase price $175,082,542, due 8/3/98. The value of the collateral including accrued interest is $179,027,728.
--------------------------------------------------------------------------------
                                       9

Notes to Financial Statements (Unaudited)            PRUDENTIAL 20/20 FOCUS FUND
--------------------------------------------------------------------------------
Credit Suisse First Boston Corp., 5.67%, dated 7/31/98, in the principal amount of $175,000,000, repurchase price $175,082,689, due 8/3/98. The value of the collateral including accrued interest is $180,594,823.
Salomon Smith Barney Inc., 5.64%, dated 7/31/98, in the principal amount of $175,000,000, repurchase price $175,082,251, due 8/3/98. The value of the collateral including accrued interest is $178,789,931.
SBC Warburg Dillon Read Inc., 5.52%, dated 7/31/98, in the principal amount of $235,118,000, repurchase price $235,226,153, due 8/3/98. The value of the collateral including accrued interest is $240,150,611.
------------------------------------------------------------
Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales charge and are offered exclusively for sale to a limited group of investors.
There is an unlimited number of shares of beneficial interest, $.001 par value per share, divided into four classes, designated Class A, Class B, Class C and Class Z.
Transactions in shares of beneficial interest were as follows:

Class A                                  Shares        Amount
-------------------------------------  ----------   ------------
July 1, 1998(a) through
  July 31, 1998:
Shares sold..........................  13,263,677   $132,519,671
Shares reacquired....................    (510,576)    (5,105,571)
                                       ----------   ------------
Net increase in shares outstanding...  12,753,101   $127,414,100
                                       ----------   ------------
                                       ----------   ------------
Class B
-------------------------------------
July 1, 1998(a) through
  July 31, 1998:
Shares sold..........................  30,841,171   $308,380,092
Shares reacquired....................    (143,213)    (1,442,197)
                                       ----------   ------------
Net increase in shares outstanding...  30,697,958   $306,937,895
                                       ----------   ------------
                                       ----------   ------------
Class C
-------------------------------------
July 1, 1998(a) through
  July 31, 1998:
Shares sold..........................   6,479,952   $ 64,795,539
Shares reacquired....................     (40,867)      (408,876)
                                       ----------   ------------
Net increase in shares outstanding...   6,439,085   $ 64,386,663
                                       ----------   ------------
                                       ----------   ------------
Class Z
-------------------------------------
July 1, 1998(a) through
  July 31, 1998:
Shares sold..........................   1,279,001   $ 12,788,328
Shares reacquired....................     (36,965)      (367,909)
                                       ----------   ------------
Net increase in shares outstanding...   1,242,036   $ 12,420,419
                                       ----------   ------------
                                       ----------   ------------

---------------
(a) Commencement of offering of Class A, B, C and Z shares.
--------------------------------------------------------------------------------
                                       10

Financial Highlights (Unaudited)                     PRUDENTIAL 20/20 FOCUS FUND
--------------------------------------------------------------------------------

                                                                                   Class A              Class B
                                                                               ----------------     ----------------
                                                                               July 1, 1998(a)      July 1, 1998(a)
                                                                                   Through              Through
                                                                                   July 31,             July 31,
                                                                                     1998                 1998
                                                                               ----------------     ----------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.......................................        $  10.00             $  10.00
                                                                                    -------              -------
Income from investment operations
Net investment income......................................................             .01                  .01
Net realized and unrealized loss on investments and foreign currencies.....            (.13)                (.15)
                                                                                    -------              -------
   Total from investment operations........................................            (.12)                (.14)
                                                                                    -------              -------
Net asset value, end of period.............................................        $   9.88             $   9.86
                                                                                    -------              -------
                                                                                    -------              -------
TOTAL RETURN(b):...........................................................           (1.2)%               (1.4)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)............................................        $125,946             $302,546
Average net assets (000)...................................................        $123,697             $291,721
Ratios to average net assets:
   Expenses, including distribution fees(c)................................             .92%                1.67%
   Expenses, excluding distribution fees(c)................................             .67%                 .67%
   Net investment income(c)................................................            1.58%                 .83%
   Portfolio turnover......................................................               5%                   5%
                                                                                 Class C              Class Z
                                                                             ----------------     ----------------
                                                                             July 1, 1998(a)      July 1, 1998(a)
                                                                                 Through              Through
                                                                                 July 31,             July 31,
                                                                                   1998                 1998
                                                                             ----------------     ----------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.......................................      $  10.00             $  10.00
                                                                                   ------               ------
Income from investment operations
Net investment income......................................................           .01                  .03
Net realized and unrealized loss on investments and foreign currencies.....          (.15)                (.16)
                                                                                   ------               ------
   Total from investment operations........................................          (.14)                (.13)
                                                                                   ------               ------
Net asset value, end of period.............................................      $   9.86             $   9.87
                                                                                   ------               ------
                                                                                   ------               ------
TOTAL RETURN(b):...........................................................         (1.4)%               (1.3)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)............................................      $ 63,489             $ 12,258
Average net assets (000)...................................................      $ 62,690             $ 12,186
Ratios to average net assets:
   Expenses, including distribution fees(c)................................          1.67%                 .67%
   Expenses, excluding distribution fees(c)................................           .67%                 .67%
   Net investment income(c)................................................           .83%                1.83%
   Portfolio turnover......................................................             5%                   5%

---------------
(a) Commencement of investment operations.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported. Total returns for periods of less than one full year are not annualized.
(c) Annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     11

Getting The Most From Your Prudential Mutual Fund.

When you invest through Prudential Mutual Funds, you receive financial advice through a Prudential Securities financial advisor or Prudential/Pruco Securities registered representative.
Your advisor or representative can provide you with the following services:

There's No Reward Without Risk; But Is This Risk Worth It?

Your financial advisor or registered representative can help you match the reward you seek with the risk you can tolerate. And risk can be difficult to gauge --sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction -- there are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets and who knows you!

Keeping Up With The Joneses.
A financial advisor or registered representative can help you wade through the numerous mutual funds available to find the ones that fit your own individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals, not at you personally. Your financial advisor or registered representative will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance -- not just based on the current investment fad.

Buy Low, Sell High.

Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial advisor or registered representative can answer questions when you're confused or worried about your investment, and remind you that you're investing for the long haul.

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ  07102-4077

(800) 225-1852http://www.prudential.com


Trustees
Edward D. Beach
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
Mendel A. Melzer, CFA
Thomas T. Mooney
Stephen P. Munn
Richard A. Redeker
Robin B. Smith
Louis A. Weil, III
Clay T. Whitehead

Officers
Richard A. Redeker, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Stephen M. Ungerman, Assistant Treasurer
S. Jane Rose, Secretary
Marguerite E.H. Morrison, Assistant Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Advisers
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ  07102-3777

Jennison Associates LLC
466 Lexington Avenue
New York, NY 10017

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street
Chicago, IL 60610-4795

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of July 31, 1998 were not audited and, accordingly, no opinion is expressed on them.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

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Gateway Center Three
100 Mulberry Street
Newark, NJ  07102-4077
(800) 225-1852

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